UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

- BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund

SEMI-ANNUAL REPORT November 30, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2023, through November 30, 2023, as provided by Portfolio Allocation Manager, Elena Goncharova.

Market and Fund Performance Overview

For the six-month period ended November 30, 2023, BNY Mellon Select Managers Small Cap Growth Fund’s (the “fund”) Class A, Class C, Class I and Class Y shares at NAV produced total returns of .57%, .25%, ..73% and .78%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 1.06% for the same period.2

Small-cap growth stocks gained slightly over the reporting period as markets began to anticipate the end of the Federal Reserve’s (the “Fed”) rate-hiking cycle. The fund lagged the Index primarily due to unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various sub-advisers to manage its assets. We may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six sub-advisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 13% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 26% of the fund’s assets were under the management of Geneva Capital Management, LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 11% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 15-% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 15% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 20% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various sub-advisers can change over time, within ranges described in the prospectus.

Markets Supported by Expected End of the Rate-Hiking, Small Caps Lag

Investor sentiment was boosted during much of the reporting period by easing inflation, the government’s quick response to the regional banking crisis and a slower pace of interest-rate increases. The market was also supported by the launch of ChatGPT by Open AI and relatively strong corporate earnings and economic growth. Late in the period, the Fed’s “dot plot” pointed to the potential that the federal funds rate could be cut in mid 2024.

But the primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven,” including Microsoft, Google, Apple and other mega-cap growth-oriented companies. Small caps, in contrast, experienced significant volatility. A rebound late in the period enabled small-cap growth stocks to finish slightly up for the six months ended November 30, 2023.

During the reporting period, the market largely moved on from the banking crisis that emerged in March 2023. While this produced some volatility, it was short-lived as the Federal Deposit Insurance Corporation and the Fed helped calm the situation.

In fact, the Fed’s actions remained the dominant theme during the period. While it continued its tightening policies aimed at curbing inflation, it also reduced the size of rate increases and paused those increases at times in order to avoid precipitating a recession. This provided the market with some support.

Economic growth and employment remained stronger than expected late in the period, and in fact, inflation ticked up late in the period. The Fed’s upwardly revised GDP forecasts prompted it to say that rates could remain “higher for longer,” which hampered markets late in the summer and early in the fall of 2023. But markets rebounded strongly late in the period, buoyed by a belief that rate cuts might occur sooner than the Fed had previously indicated.

Security Selection Hindered Returns

The fund’s relative underperformance versus the Index stemmed largely from underperformance by three of the six underlying strategies. Unfavorable stock selections by these strategies were the primary detractor, with selections in the health care sector, especially in the biotechnology and pharmaceuticals industries, detracting most. An underweight allocation to the energy sector, which was the best-performing sector in the Index, also hampered relative returns. In addition, the low volatility factor was also a hindrance as the underlying funds generally had a greater exposure to stable, low-beta stocks.

On a more positive note, certain sector allocations and stock selections contributed positively. Overweight positioning in the financials and industrials sector was especially helpful. An overweight to the size factor was also beneficial as larger companies outperformed. As for stock selection, the Nicholas Investment Partners strategy performed well, especially in the health care sector. More broadly, selections in the industrials sector contributed positively. For example, shares of XPO, Inc., a trucking and logistics company, performed well, benefiting from the nearshoring/onshoring trend.

Interest Rates Have Probably Peaked

Our outlook on the small-cap market is positive. With inflation continuing to decline, it appears that the Fed has probably reached the end of its rate-hiking cycle, and, in fact, the Fed’s “dot plot” showing Fed governors’ forecasts of the federal funds rate indicates that two rate cuts are likely next year. If this scenario plays out, small-cap stocks are likely to benefit.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Some risks remain on the horizon, however. Rates remain high, and this affects financing for small caps more than for large caps. In addition, while consumer spending remains robust, high rates could begin to take a toll, which would also have a greater impact on small caps.

Nevertheless, small-cap stocks remain attractive, as they are undervalued relative to larger caps. In addition, the fund remains favorably exposed to secular trends including onshoring/nearshoring and clean energy.

December 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 29, 2024, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Multi-manager risk means each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from June 1, 2023 to November 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.52	$10.26	$5.27	$4.92
Ending value (after expenses)	$1,005.70	$1,002.50	$1,007.30	$1,007.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.56	$10.33	$5.30	$4.95
Ending value (after expenses)	$1,018.50	$1,014.75	$1,019.75	$1,020.10
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and .98% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.5%
Automobiles & Components - 1.7%
Dorman Products, Inc.	6,654	[a]	479,354
Fox Factory Holding Corp.	12,769	[a]	798,190
LCI Industries	5,044	[b]	547,324
Modine Manufacturing Co.	6,722	[a]	330,722
Visteon Corp.	7,567	[a]	897,976
			3,053,566
Banks - 1.9%
Axos Financial, Inc.	43,632	[a]	1,669,797
Bank OZK	11,852		496,125
Western Alliance Bancorp	3,422		175,275
Wintrust Financial Corp.	10,728		919,067
			3,260,264
Capital Goods - 15.3%
AAON, Inc.	18,569		1,162,419
AAR Corp.	2,493	[a]	172,765
AeroVironment, Inc.	6,681	[a]	919,373
Alamo Group, Inc.	1,875		344,437
Albany International Corp., Cl. A	6,039		518,267
APi Group Corp.	25,079	[a]	761,148
Applied Industrial Technologies, Inc.	6,255		1,001,238
Armstrong World Industries, Inc.	8,506		721,394
Atkore, Inc.	2,756	[a]	358,004
Barnes Group, Inc.	7,457		196,716
BWX Technologies, Inc.	11,926		930,586
Chart Industries, Inc.	4,070	[a]	529,222
Comfort Systems USA, Inc.	4,417		855,043
Construction Partners, Inc., Cl. A	40,215	[a]	1,687,422
Crane Co.	8,183		864,779
Curtiss-Wright Corp.	1,012		216,467
Donaldson Co., Inc.	8,169		497,002
EMCOR Group, Inc.	685		145,576
EnPro Industries, Inc.	1,781		228,734
Esab Corp.	5,335		411,595
ESCO Technologies, Inc.	9,839		1,032,898
Federal Signal Corp.	2,848		196,341
Fluence Energy, Inc.	14,293	[a,b]	358,468
Fluor Corp.	10,176	[a]	386,993
FTAI Aviation Ltd.	6,833		281,588
H&E Equipment Services, Inc.	6,645		294,440
Hayward Holdings, Inc.	28,641	[a]	337,677
Hudson Technologies, Inc.	12,449	[a]	153,745

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Capital Goods - 15.3% (continued)
IES Holdings, Inc.	1,814	[a]	126,926
Janus International Group, Inc.	16,973	[a]	179,065
Kratos Defense & Security Solutions, Inc.	40,808	[a]	777,393
Leonardo DRS, Inc.	9,692	[a]	178,624
Masonite International Corp.	14,612	[a]	1,298,276
Moog, Inc., Cl. A	1,322		185,093
nVent Electric PLC	2,538		135,149
PGT Innovations, Inc.	20,174	[a]	649,401
Powell Industries, Inc.	2,587		215,135
RBC Bearings, Inc.	6,477	[a,b]	1,669,382
Regal Rexnord Corp.	1,510		180,898
Rush Enterprises, Inc., Cl. A	14,087		558,831
Simpson Manufacturing Co., Inc.	1,489		248,618
SiteOne Landscape Supply, Inc.	6,318	[a]	889,701
SPX Technologies, Inc.	6,996	[a]	596,829
Standex International Corp.	2,056		275,134
Symbotic, Inc.	6,379	[a,b]	337,322
The AZEK Company, Inc.	24,373	[a]	840,624
Thermon Group Holdings, Inc.	5,263	[a]	158,679
Transcat, Inc.	1,319	[a]	129,236
Trex Co., Inc.	16,874	[a]	1,185,736
Vertiv Holdings Co., Cl. A	5,658		247,028
			26,627,417
Commercial & Professional Services - 8.6%
CACI International, Inc., Cl. A	1,060	[a]	340,207
Casella Waste Systems, Inc., Cl. A	20,296	[a]	1,641,540
CBIZ, Inc.	15,260	[a]	883,401
CECO Environmental Corp.	8,345	[a]	160,641
Cimpress PLC	1,951	[a]	137,526
Clean Harbors, Inc.	1,497	[a]	242,005
CoreCivic, Inc.	11,783	[a]	170,500
ExlService Holdings, Inc.	46,585	[a]	1,321,616
Exponent, Inc.	15,579		1,198,960
Franklin Covey Co.	12,332	[a]	479,468
FTI Consulting, Inc.	830	[a]	182,982
Huron Consulting Group, Inc.	6,637	[a]	691,376
ICF International, Inc.	5,231		732,078
MAXIMUS, Inc.	8,127		678,523
Montrose Environmental Group, Inc.	12,341	[a]	385,903
MSA Safety, Inc.	2,714		472,616
NV5 Global, Inc.	5,079	[a]	494,085
Parsons Corp.	17,119	[a]	1,066,342
Paycor HCM, Inc.	25,046	[a]	531,226

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Commercial & Professional Services - 8.6% (continued)
RB Global, Inc.	7,152		455,439
StoneCo Ltd.	12,729	[a]	198,572
The Brink's Company	9,387		740,634
TriNet Group, Inc.	1,873	[a,b]	217,137
Willdan Group, Inc.	10,162	[a]	203,240
WNS Holdings Ltd., ADR	24,591	[a]	1,462,673
			15,088,690
Consumer Discretionary Distribution - 2.8%
Abercrombie & Fitch Co., Cl. A	5,156	[a]	391,288
American Eagle Outfitters, Inc.	14,688		279,512
Arhaus, Inc.	20,822	[a]	194,061
Beyond, Inc.	21,922	[a]	421,341
Global-e Online Ltd.	3,799	[a]	130,116
Leslie's, Inc.	26,405	[a]	130,177
Ollie's Bargain Outlet Holdings, Inc.	23,018	[a]	1,686,529
Pool Corp.	1,383		480,344
Signet Jewelers Ltd.	5,426	[b]	445,909
Sleep Number Corp.	5,376	[a]	54,513
The Gap, Inc.	12,611		253,103
Wayfair, Inc., Cl. A	3,263	[a]	182,075
Winmark Corp.	418		179,740
			4,828,708
Consumer Durables & Apparel - .9%
Birkenstock Holding PLC	3,600	[a,b]	166,140
Deckers Outdoor Corp.	251	[a]	166,656
Figs, Inc., Cl. A	25,663	[a,b]	186,313
Kontoor Brands, Inc.	2,438		134,017
M/I Homes, Inc.	1,737	[a]	183,271
SharkNinja, Inc.	3,323	[a]	156,181
Skechers USA, Inc., Cl. A	3,139	[a]	184,918
Skyline Champion Corp.	6,030	[a]	362,946
			1,540,442
Consumer Services - 3.8%
Adtalem Global Education, Inc.	3,530	[a]	201,104
Bright Horizons Family Solutions, Inc.	6,659	[a]	582,263
Century Casinos, Inc.	32,881	[a]	141,388
Coursera, Inc.	10,315	[a]	203,721
Duolingo, Inc.	1,012	[a]	214,837
Grand Canyon Education, Inc.	1,289	[a]	176,232
Kura Sushi USA, Inc., Cl. A	4,690	[a,b]	293,031
Light & Wonder, Inc.	2,738	[a]	242,094
Stride, Inc.	32,644	[a]	1,977,573
Sweetgreen, Inc., Cl. A	13,066	[a]	122,951

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Consumer Services - 3.8% (continued)
Texas Roadhouse, Inc.	13,644		1,535,769
Vail Resorts, Inc.	2,457		533,931
Wingstop, Inc.	872		209,594
Xponential Fitness, Inc., Cl. A	19,064	[a]	260,414
			6,694,902
Consumer Staples Distribution - .3%
Grocery Outlet Holding Corp.	12,083	[a]	340,861
Sprouts Farmers Market, Inc.	5,680	[a]	244,694
			585,555
Energy - 2.9%
Archrock, Inc.	16,874		244,504
Cactus, Inc., Cl. A	11,527		489,782
Centrus Energy Corp., Cl. A	2,547	[a]	127,401
CONSOL Energy, Inc.	1,897	[a]	202,353
Energy Fuels, Inc.	15,914	[a]	126,516
Frontline PLC	9,281		184,506
Gulfport Energy Corp.	1,737	[a]	238,038
Helmerich & Payne, Inc.	13,608	[b]	493,018
International Seaways, Inc.	3,545		161,794
Liberty Energy, Inc.	8,740		173,489
Noble Corp. PLC	15,121		697,683
Permian Resources Corp.	9,122		119,863
Range Resources Corp.	3,848		125,060
TechnipFMC PLC	35,131		727,914
Uranium Energy Corp.	29,024	[a,b]	189,236
Weatherford International PLC	5,526	[a]	501,153
Weatherford International PLC	2,329	[a]	211,217
			5,013,527
Equity Real Estate Investment - 1.0%
Outfront Media, Inc.	27,919	[c]	341,449
Sabra Health Care REIT, Inc.	12,029	[c]	175,623
SL Green Realty Corp.	3,679	[c]	134,541
Tanger, Inc.	26,930	[c]	672,173
Terreno Realty Corp.	7,465	[c]	426,326
			1,750,112
Financial Services - 4.2%
Affirm Holdings, Inc.	5,804	[a,b]	199,716
BGC Group, Inc., Cl. A	32,411		210,672
Donnelley Financial Solutions, Inc.	32,800	[a]	1,935,856
Euronet Worldwide, Inc.	14,016	[a]	1,222,476
Evercore, Inc., Cl. A	2,976		439,109
EVERTEC, Inc.	16,924		625,680

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Financial Services - 4.2% (continued)
Federal Agricultural Mortgage Corp., Cl. C	3,826		634,504
FirstCash Holdings, Inc.	5,753		644,336
I3 Verticals, Inc., Cl. A	20,986	[a]	422,448
MGIC Investment Corp.	26,985		474,666
Mr. Cooper Group, Inc.	3,303	[a]	199,898
NMI Holdings, Inc., Cl. A	4,770	[a]	131,175
WisdomTree, Inc.	18,886		122,948
			7,263,484
Food, Beverage & Tobacco - 1.8%
Celsius Holdings, Inc.	12,134	[a,b]	600,755
Freshpet, Inc.	14,758	[a,b]	1,047,080
J&J Snack Foods Corp.	5,783		951,593
MGP Ingredients, Inc.	3,555		303,775
The Vita Coco Co., Inc.	5,647	[a]	158,455
			3,061,658
Health Care Equipment & Services - 6.5%
Addus HomeCare Corp.	5,542	[a]	483,262
AtriCure, Inc.	10,060	[a]	356,929
Axonics, Inc.	9,362	[a]	524,178
Brookdale Senior Living, Inc.	30,798	[a]	163,229
Certara, Inc.	63,061	[a]	908,709
Doximity, Inc., Cl. A	26,564	[a]	617,613
Establishment Labs Holdings, Inc.	18,734	[a,b]	480,527
Globus Medical, Inc., Cl. A	16,066	[a]	721,685
HealthEquity, Inc.	16,271	[a]	1,090,483
Lantheus Holdings, Inc.	6,959	[a]	498,404
LeMaitre Vascular, Inc.	10,158		535,327
LifeMD, Inc.	20,985	[a]	161,585
Merit Medical Systems, Inc.	8,040	[a]	575,342
Neogen Corp.	57,184	[a]	970,412
NeoGenomics, Inc.	12,544	[a]	227,924
Omnicell, Inc.	11,142	[a]	371,697
PetIQ, Inc.	6,855	[a]	119,414
Premier, Inc., Cl. A	8,111		167,005
Progyny, Inc.	8,102	[a]	278,385
RxSight, Inc.	5,017	[a]	151,313
STAAR Surgical Co.	10,668	[a,b]	334,548
Surgery Partners, Inc.	17,897	[a]	586,127
The Ensign Group, Inc.	6,742		721,866
TransMedics Group, Inc.	2,587	[a,b]	195,784
UFP Technologies, Inc.	923	[a]	153,643
			11,395,391

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Household & Personal Products - 1.4%
BellRing Brands, Inc.	8,561	[a]	452,877
e.l.f. Beauty, Inc.	3,070	[a]	362,536
Inter Parfums, Inc.	7,805		976,874
WD-40 Co.	2,460		595,025
			2,387,312
Insurance - 2.7%
BRP Group, Inc., Cl. A	8,832	[a]	154,472
Goosehead Insurance, Inc., Cl. A	2,413	[a]	176,825
HCI Group, Inc.	2,020		171,235
Kinsale Capital Group, Inc.	6,360		2,226,636
Palomar Holdings, Inc.	13,195	[a]	772,040
Selective Insurance Group, Inc.	1,227		124,774
Skyward Specialty Insurance Group, Inc.	18,891	[a]	617,736
Stewart Information Services Corp.	8,268		390,663
			4,634,381
Materials - 2.5%
Alpha Metallurgical Resources, Inc.	742		208,175
Arch Resources, Inc.	839		139,240
Aspen Aerogels, Inc.	34,633	[a]	362,954
Balchem Corp.	8,437	[a]	1,052,263
Carpenter Technology Corp.	12,461		882,363
Ecovyst, Inc.	24,656	[a]	234,725
Ingevity Corp.	11,669	[a]	452,641
Louisiana-Pacific Corp.	8,340		508,657
Methanex Corp.	10,476		447,220
Ramaco Resources, Inc., Cl. A	8,301	[b]	138,627
			4,426,865
Media & Entertainment - 2.1%
Bumble, Inc., CI. A	20,373	[a]	282,370
Eventbrite, Inc., Cl. A	45,519		320,909
Shutterstock, Inc.	10,376	[b]	455,610
TechTarget, Inc.	4,627	[a]	136,959
TKO Group Holdings, Inc.	15,722		1,215,782
Yelp, Inc.	4,984	[a]	217,851
Ziff Davis, Inc.	15,252	[a]	973,383
			3,602,864
Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
ACADIA Pharmaceuticals, Inc.	24,569	[a]	547,397
Alkermes PLC	17,701	[a]	427,302
Alpine Immune Sciences, Inc.	9,145	[a]	141,748
Amicus Therapeutics, Inc.	33,596	[a]	370,228
Amphastar Pharmaceuticals, Inc.	8,629	[a]	485,985
Arcellx, Inc.	3,663	[a,b]	192,417

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 11.0% (continued)
argenx SE, ADR	547	[a]	246,484
Ascendis Pharma A/S, ADR	5,985	[a]	601,074
Avid Bioservices, Inc.	8,413	[a]	42,822
Axsome Therapeutics, Inc.	2,971	[a,b]	200,394
Azenta, Inc.	5,757	[a]	324,522
BioCryst Pharmaceuticals, Inc.	58,990	[a]	346,861
Biohaven Ltd.	8,636	[a,b]	287,752
BioLife Solutions, Inc.	9,930	[a,b]	122,834
Bio-Techne Corp.	11,462		720,960
Bridgebio Pharma, Inc.	6,164	[a]	176,968
Cabaletta Bio, Inc.	2,589	[a]	41,553
Corcept Therapeutics, Inc.	7,322	[a]	186,491
Crinetics Pharmaceuticals, Inc.	5,900	[a]	187,561
CymaBay Therapeutics, Inc.	19,116	[a]	365,689
Cytokinetics, Inc.	2,147	[a]	71,882
Day One Biopharmaceuticals, Inc.	12,586	[a]	145,746
Disc Medicine, Inc.	2,976	[a]	164,216
Evolus, Inc.	23,982	[a]	227,110
Halozyme Therapeutics, Inc.	28,414	[a]	1,097,065
Ideaya Biosciences, Inc.	9,235	[a]	290,441
Immunocore Holdings PLC, ADR	2,341	[a,b]	123,441
ImmunoGen, Inc.	11,212	[a]	329,072
Immunovant, Inc.	10,827	[a]	423,661
Insmed, Inc.	14,183	[a]	354,859
Intra-Cellular Therapies, Inc.	1,666	[a]	102,242
Ionis Pharmaceuticals, Inc.	3,398	[a,b]	168,099
Iovance Biotherapeutics, Inc.	49,977	[a]	303,360
Karuna Therapeutics, Inc.	2,264	[a]	432,900
Kiniksa Pharmaceuticals Ltd., CI. A	17,054	[a]	275,763
Krystal Biotech, Inc.	1,727	[a]	180,005
Legend Biotech Corp., ADR	2,720	[a]	165,430
Ligand Pharmaceuticals, Inc.	7,506	[a]	437,675
Maravai LifeSciences Holdings, Inc., Cl. A	27,385	[a]	139,664
Medpace Holdings, Inc.	5,356	[a]	1,449,976
Mesa Laboratories, Inc.	2,214		189,009
Mirum Pharmaceuticals, Inc.	12,175	[a]	390,452
Neurocrine Biosciences, Inc.	4,661	[a]	543,426
Nuvalent, Inc., CI. A	5,498	[a]	359,404
Olema Pharmaceuticals, Inc.	9,641	[a]	134,492
OmniAb, Inc.	70,047	[a,b]	307,506
Optinose, Inc.	17,120	[a]	21,400
Pacira Biosciences, Inc.	31,386	[a]	856,210

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 11.0% (continued)
Prestige Consumer Healthcare, Inc.	21,601	[a]	1,238,817
Puma Biotechnology, Inc.	7,046	[a]	27,479
Revance Therapeutics, Inc.	22,545	[a]	152,630
Roivant Sciences Ltd.	6,371	[a,b]	60,907
Scholar Rock Holding Corp.	13,556	[a]	170,670
Soleno Therapeutics, Inc.	5,635	[a]	167,698
Structure Therapeutics, Inc.	3,053	[a]	170,022
Supernus Pharmaceuticals, Inc.	12,871	[a]	350,735
Vaxcyte, Inc.	3,385	[a]	175,241
Veracyte, Inc.	16,125	[a]	412,800
Vericel Corp.	4,941	[a]	175,603
Verona Pharma PLC, ADR	15,872	[a,b]	214,590
Xenon Pharmaceuticals, Inc.	4,010	[a]	146,686
			19,165,426
Real Estate Management & Development - .2%
DigitalBridge Group, Inc.	23,285		401,899
Semiconductors & Semiconductor Equipment - 3.4%
Allegro MicroSystems, Inc.	9,672	[a]	263,272
Axcelis Technologies, Inc.	2,943	[a]	365,756
CEVA, Inc.	14,142	[a]	307,730
Cohu, Inc.	5,230	[a]	165,948
Credo Technology Group Holding Ltd.	6,923	[a]	123,991
Lattice Semiconductor Corp.	6,764	[a]	396,032
MACOM Technology Solutions Holdings, Inc.	2,974	[a]	249,757
Monolithic Power Systems, Inc.	1,021		560,243
Onto Innovation, Inc.	20,128	[a]	2,838,250
Rambus, Inc.	3,958	[a]	267,838
SiTime Corp.	1,436	[a,b]	158,822
Universal Display Corp.	922		156,002
Veeco Instruments, Inc.	4,598	[a]	131,181
			5,984,822
Software & Services - 13.6%
ACI Worldwide, Inc.	52,720	[a]	1,409,733
Agilysys, Inc.	14,387	[a]	1,238,576
Alarm.com Holdings, Inc.	14,521	[a]	791,104
Alkami Technology, Inc.	8,006	[a]	182,297
AppFolio, Inc., Cl. A	2,918	[a]	552,232
AppLovin Corp., Cl. A	3,662	[a]	137,252
AvePoint, Inc.	20,302	[a,b]	166,273
Bill Holdings, Inc.	1,621	[a]	106,127
Blackbaud, Inc.	11,993	[a]	902,353

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 95.5% (continued)
Software & Services - 13.6% (continued)
BlackLine, Inc.	18,831	[a]	1,089,374
Box, Inc., Cl. A	7,367	[a]	192,794
Braze, Inc., Cl. A	3,882	[a]	213,277
Confluent, Inc., Cl. A	6,413	[a]	136,084
Consensus Cloud Solutions, Inc.	5,505	[a]	101,402
Digital Turbine, Inc.	52,027	[a]	241,926
DoubleVerify Holdings, Inc.	53,047	[a]	1,761,160
Elastic NV	3,986	[a]	320,315
Envestnet, Inc.	12,221	[a]	464,765
Fair Isaac Corp.	1,964	[a]	2,136,046
Freshworks, Inc., Cl. A	11,089	[a]	222,002
HashiCorp, Inc., Cl. A	7,117	[a]	152,446
Informatica, Inc., Cl. A	7,674	[a,b]	192,541
InterDigital, Inc.	1,995		199,340
Liveramp Holdings, Inc.	4,952	[a]	164,208
nCino, Inc.	13,357	[a,b]	369,054
Nutanix, Inc., Cl. A	22,728	[a]	979,350
Perficient, Inc.	10,840	[a]	670,779
Qualys, Inc.	3,113	[a]	575,407
Radware Ltd.	24,025	[a,b]	366,381
SentinelOne, Inc., Cl. A	9,734	[a]	185,822
SolarWinds Corp.	20,281	[a]	235,056
Sprinklr, Inc., CI. A	24,809	[a]	389,005
Sprout Social, Inc., Cl. A	14,939	[a]	850,029
SPS Commerce, Inc.	8,605	[a]	1,482,470
Squarespace, Inc., Cl. A	4,211	[a]	118,034
The Descartes Systems Group, Inc.	27,208	[a]	2,204,937
Tyler Technologies, Inc.	1,584	[a]	647,603
Varonis Systems, Inc.	7,260	[a]	304,121
Vertex, Inc., Cl. A	7,042	[a]	197,599
Wix.com Ltd.	5,656	[a]	574,085
Workiva, Inc.	4,471	[a]	429,976
			23,653,335
Technology Hardware & Equipment - 4.2%
Arlo Technologies, Inc.	99,110	[a]	900,910
Belden, Inc.	6,861		455,845
Calix, Inc.	20,930	[a]	807,688
Cambium Networks Corp.	8,362	[a]	39,051
Crane NXT Co.	5,809		298,931
Digi International, Inc.	10,560	[a]	248,582
ePlus, Inc.	17,473	[a]	1,109,186
Extreme Networks, Inc.	14,233	[a]	229,721
Fabrinet	4,502	[a]	728,874

Description		Shares		Value ($)
Common Stocks - 95.5% (continued)
Technology Hardware & Equipment - 4.2% (continued)
Ituran Location & Control Ltd.		3,416		91,685
Napco Security Technologies, Inc.		15,795		483,327
Novanta, Inc.		7,971	[a]	1,151,331
Pure Storage, Inc., Cl. A		3,699	[a]	123,214
Super Micro Computer, Inc.		2,502	[a]	684,222
				7,352,567
Transportation - 2.4%
Allegiant Travel Co.		2,827		193,621
ArcBest Corp.		6,634		790,707
GXO Logistics, Inc.		3,895	[a]	219,133
Marten Transport Ltd.		57,555		1,084,911
RXO, Inc.		10,680	[a]	223,853
TFI International, Inc.		4,313		509,710
XPO, Inc.		13,275	[a]	1,145,367
				4,167,302
Utilities - .3%
California Water Service Group		6,992		353,585
Portland General Electric Co.		3,664		150,444
				504,029
Total Common Stocks (cost $126,825,409)				166,444,518
		Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
Omniab Operations, Inc.-Earnout 12.5		4,894	[d]	0
Omniab Operations, Inc.-Earnout 15.0		4,894	[d]	0
Total Rights (cost $6,958)				0
	1-Day Yield (%)
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,736,435)	5.41	8,736,435	[e]	8,736,435

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,662,959)	5.41	1,662,959	[e]	1,662,959
Total Investments (cost $137,231,761)		101.4%		176,843,912
Liabilities, Less Cash and Receivables		(1.4%)		(2,515,430)
Net Assets		100.0%		174,328,482

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2023, the value of the fund’s securities on loan was $9,459,942 and the value of the collateral was $9,718,778, consisting of cash collateral of $1,662,959 and U.S. Government & Agency securities valued at $8,055,819. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at November 30, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	26.2
Information Technology	21.3
Health Care	17.5
Consumer Discretionary	9.2
Financials	8.7
Investment Companies	5.9
Consumer Staples	3.5
Energy	2.9
Materials	2.5
Communication Services	2.1
Real Estate	1.2
Utilities	.3
Consumer, Non-cyclical	.1
101.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2023	Purchases ($)†	Sales ($)	Value ($) 11/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.0%	11,656,685	67,983,144	(70,903,394)	8,736,435	235,723
Investment of Cash Collateral for Securities Loaned - .9%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	-	16,326,665	(14,663,706)	1,662,959	18,998	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,192,349	5,077,178	(8,269,527)	-	8,637	†††
Total - 5.9%	14,849,034	89,386,987	(93,836,627)	10,399,394	263,358

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,459,942)—Note 1(c):
Unaffiliated issuers	126,832,367	166,444,518
Affiliated issuers	10,399,394	10,399,394
Receivable for investment securities sold		1,034,823
Dividends and securities lending income receivable		119,797
Tax reclaim receivable—Note 1(b)		4,525
Prepaid expenses		32,913
		178,035,970
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		149,606
Liability for securities on loan—Note 1(c)		1,662,959
Payable for investment securities purchased		1,056,028
Payable for shares of Common Stock redeemed		773,762
Directors’ fees and expenses payable		4,055
Interest payable—Note 2		384
Other accrued expenses		60,694
		3,707,488
Net Assets ($)		174,328,482
Composition of Net Assets ($):
Paid-in capital		127,019,133
Total distributable earnings (loss)		47,309,349
Net Assets ($)		174,328,482

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	938,401	142,551	6,305,712	166,941,818
Shares Outstanding	48,704	8,928	305,229	8,046,511
Net Asset Value Per Share ($)	19.27	15.97	20.66	20.75

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,899 foreign taxes withheld at source):
Unaffiliated issuers	520,538
Affiliated issuers	235,723
Income from securities lending—Note 1(c)	27,635
Interest	312
Total Income	784,208
Expenses:
Management fee—Note 3(a)	911,876
Professional fees	50,680
Registration fees	30,588
Chief Compliance Officer fees—Note 3(c)	24,563
Custodian fees—Note 3(c)	19,348
Directors’ fees and expenses—Note 3(d)	10,443
Prospectus and shareholders’ reports	9,894
Shareholder servicing costs—Note 3(c)	6,292
Loan commitment fees—Note 2	1,905
Distribution fees—Note 3(b)	579
Interest expense—Note 2	383
Miscellaneous	19,195
Total Expenses	1,085,746
Less—reduction in expenses due to undertaking—Note 3(a)	(88,756)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,606)
Net Expenses	995,384
Net Investment (Loss)	(211,176)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,324,487
Net change in unrealized appreciation (depreciation) on investments	(8,085,444)
Net Realized and Unrealized Gain (Loss) on Investments	2,239,043
Net Increase in Net Assets Resulting from Operations	2,027,867

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Operations ($):
Net investment (loss)	(211,176)	(868,545)
Net realized gain (loss) on investments	10,324,487	6,176,750
Net change in unrealized appreciation (depreciation) on investments	(8,085,444)	(22,853,685)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,027,867	(17,545,480)
Distributions ($):
Distributions to shareholders:
Class A	-	(137,671)
Class C	-	(20,335)
Class I	-	(895,234)
Class Y	-	(21,108,847)
Total Distributions	-	(22,162,087)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	26,071	392,051
Class C	9,700	-
Class I	1,522,778	5,981,378
Class Y	10,783,586	31,756,247
Distributions reinvested:
Class A	-	137,671
Class C	-	19,717
Class I	-	733,965
Class Y	-	9,762,677
Cost of shares redeemed:
Class A	(235,893)	(766,021)
Class C	(33,773)	(54,923)
Class I	(3,762,430)	(10,311,895)
Class Y	(48,891,840)	(206,647,629)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(40,581,801)	(168,996,762)
Total Increase (Decrease) in Net Assets	(38,553,934)	(208,704,329)
Net Assets ($):
Beginning of Period	212,882,416	421,586,745
End of Period	174,328,482	212,882,416

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	1,309	18,552
Shares issued for distributions reinvested	-	7,261
Shares redeemed	(11,953)	(38,071)
Net Increase (Decrease) in Shares Outstanding	(10,644)	(12,258)
Class C
Shares sold	572	-
Shares issued for distributions reinvested	-	1,245
Shares redeemed	(2,034)	(3,207)
Net Increase (Decrease) in Shares Outstanding	(1,462)	(1,962)
Class Ia
Shares sold	72,327	272,819
Shares issued for distributions reinvested	-	36,174
Shares redeemed	(179,117)	(475,509)
Net Increase (Decrease) in Shares Outstanding	(106,790)	(166,516)
Class Ya
Shares sold	515,298	1,473,044
Shares issued for distributions reinvested	-	479,503
Shares redeemed	(2,333,225)	(9,364,076)
Net Increase (Decrease) in Shares Outstanding	(1,817,927)	(7,411,529)

[a]

During the period ended November 30, 2023, 64,426 Class Y shares representing $1,365,243 were exchanged for 64,687 Class I shares and during the period ended May 31, 2023, 256,997 Class Y shares representing $5,658,249 were exchanged for 257,852 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2023		Year Ended May 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.15	22.07	33.26	23.63	23.18	28.94
Investment Operations:
Net investment (loss)[a]	(.05)	(.13)	(.21)	(.25)	(.16)	(.18)
Net realized and unrealized gain (loss) on investments	.17	(.98)	(5.45)	12.38	1.87	(1.28)
Total from Investment Operations	.12	(1.11)	(5.66)	12.13	1.71	(1.46)
Distributions:
Dividends from net realized gain on investments	-	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	19.27	19.15	22.07	33.26	23.63	23.18
Total Return (%)[b]	.57[c]	(4.90)	(20.28)	52.22	7.19	(3.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.53[d]	1.45	1.35	1.37	1.39	1.40
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.30	1.30
Ratio of net investment (loss) to average net assets	(.52)[d]	(.61)	(.72)	(.82)	(.68)	(.68)
Portfolio Turnover Rate	41.83[c]	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	938	1,137	1,581	1,998	1,326	1,630

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2023		Year Ended May 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.93	18.82	29.38	21.24	21.10	26.95
Investment Operations:
Net investment (loss)[a]	(.10)	(.23)	(.37)	(.40)	(.31)	(.35)
Net realized and unrealized gain (loss) on investments	.14	(.85)	(4.66)	11.04	1.71	(1.20)
Total from Investment Operations	.04	(1.08)	(5.03)	10.64	1.40	(1.55)
Distributions:
Dividends from net realized gain on investments	-	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	15.97	15.93	18.82	29.38	21.24	21.10
Total Return (%)[b]	.25[c]	(5.68)	(20.84)	50.99	6.41	(3.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.43[d]	2.34	2.22	2.31	2.16	2.33
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.27)[d]	(1.36)	(1.47)	(1.56)	(1.43)	(1.43)
Portfolio Turnover Rate	41.83[c]	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	143	166	232	294	460	479

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2023		Year Ended May 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	20.51	23.45	34.89	24.63	24.05	29.76
Investment Operations:
Net investment (loss)[a]	(.03)	(.08)	(.13)	(.16)	(.09)	(.10)
Net realized and unrealized gain (loss) on investments	.18	(1.05)	(5.78)	12.92	1.93	(1.31)
Total from Investment Operations	.15	(1.13)	(5.91)	12.76	1.84	(1.41)
Distributions:
Dividends from net realized gain on investments	-	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	20.66	20.51	23.45	34.89	24.63	24.05
Total Return (%)	.73[b]	(4.74)	(20.01)	52.63	7.52	(2.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[c]	1.09	.99	1.00	1.01	.98
Ratio of net expenses to average net assets	1.05[c]	1.05	.99	1.00	1.01	.98
Ratio of net investment (loss) to average net assets	(.28)[c]	(.36)	(.41)	(.52)	(.37)	(.35)
Portfolio Turnover Rate	41.83[b]	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	6,306	8,451	13,564	18,091	8,826	12,949

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2023		Year Ended May 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	20.59	23.51	34.96	24.66	24.07	29.77
Investment Operations:
Net investment (loss)[a]	(.02)	(.06)	(.12)	(.15)	(.08)	(.09)
Net realized and unrealized gain (loss) on investments	.18	(1.05)	(5.80)	12.95	1.93	(1.31)
Total from Investment Operations	.16	(1.11)	(5.92)	12.80	1.85	(1.40)
Distributions:
Dividends from net realized gain on investments	-	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	20.75	20.59	23.51	34.96	24.66	24.07
Total Return (%)	.78[b]	(4.64)	(20.00)	52.73	7.56	(2.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.02	.96	.96	.97	.95
Ratio of net expenses to average net assets	.98[c]	.98	.96	.96	.97	.95
Ratio of net investment (loss) to average net assets	(.20)[c]	(.29)	(.38)	(.48)	(.34)	(.34)
Portfolio Turnover Rate	41.83[b]	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	166,942	203,129	406,209	727,826	462,795	519,312

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. EAM Investors, LLC (“EAM”), Geneva Capital Management, LLC (“Geneva”), Granite Investment Partners, LLC (“Granite”), Nicholas Investment Partners, L.P. (“Nicholas”), Redwood Investments, LLC (“Redwood”) and Rice Hall James & Associates, LLC (“Rice Hall”), serve as the fund’s sub-advisers (collectively the “Sub-Advisers”), each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	166,444,518	-	-	166,444,518
Investment Companies	10,399,394	-	-	10,399,394

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 5/31/2023†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 11/30/2023†	0
The amount of total net realized gain (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 11/30/2023	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2023, BNY Mellon earned $3,765 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of November 30, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	9,459,942		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	9,459,942		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(9,459,942)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Multi-Manager Risk: Each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one sub-adviser buys a security during a time frame when another sub-adviser sells it, the fund will incur transaction costs and the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

Allocation Risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the Adviser to allocate effectively the fund’s assets among the sub-advisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2023, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2023 was as follows: long-term capital gains $22,162,087. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended November 30, 2023, the fund was charged $383 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2023 was approximately $12,022 with a related weighted average annualized interest rate of 6.37%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2023 through September 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, C, I and Y shares of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 29, 2024, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $88,756 during the period ended November 30, 2023.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Advisers, each serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended November 30, 2023, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2023, Class C shares were charged $579 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2023, Class A and Class C shares were charged $1,381 and $193, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2023, the fund was charged $2,560 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,606.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2023, the fund was charged $19,348 pursuant to the custody agreement.

During the period ended November 30, 2023, the fund was charged $24,563 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $130,433, Distribution Plan fees of $86, Shareholder Services Plan fees of $233, Custodian fees of $24,669, Chief Compliance Officer fees of $10,565 and Transfer Agent fees of $1,200, which are offset against an expense reimbursement currently in effect in the amount of $17,580.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2023, amounted to $80,600,785 and $118,662,249, respectively.

At November 30, 2023, accumulated net unrealized appreciation on investments was $39,612,151, consisting of $48,644,974 gross unrealized appreciation and $9,032,823 gross unrealized depreciation.

At November 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing

ADDITIONAL INFORMATION (Unaudited) (continued)

group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30-31, 2023, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending sub-advisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each sub-adviser, monitoring and evaluating the performance of the sub-advisers, and recommending whether a sub-adviser should be terminated and (b) the separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) between the Adviser and each of EAM Investors, LLC, Geneva Capital Management LLC, Granite Investment Partners, LLC, Nicholas Investment Partners, L.P., Redwood Investments, LLC, and Rice Hall James & Associates, LLC (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), pursuant to which each Sub-Adviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Sub-Adviser. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Sub-Advisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Sub-Advisers for Board approval. The Board considered each Sub-Adviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Board specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser complemented each of the other Sub-Advisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended August 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Sub-Adviser for various periods ended August 31, 2023.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and the Performance Universe were not limited to funds that engage multiple sub-advisers like the fund. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns of the fund’s benchmark index and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Advisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and the Performance Universe, the funds included in the Expense Group and the Expense Universe were not limited to funds that engage multiple sub-advisers like the fund.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05%, and 0.98% of the fund’s average daily net assets, respectively.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fees payable to the Sub-Advisers in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Advisers and the Adviser. The Board also took into consideration that the Sub-Advisers’ fees are paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Advisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider any Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers are adequate and appropriate.

• The Board generally was satisfied with the manner in which the Adviser monitors and evaluates the performance of each Sub-Adviser and with the fund’s relative performance compared to the fund’s benchmark index and determined to continue to monitor the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser and the Sub-Advisers and the services provided to the fund by the Adviser and the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Sub-Advisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

EAM Investors, LLC

215 Highway 101, Suite 216
Solana Beach, CA 92075

Geneva Capital Management, LLC

411 E Wisconsin Avenue,

Suite 2320

Milwaukee, WI 53202

Granite Investment Partners, LLC

2121 Rosecrans Avenue, Suite 2360

El Segundo, CA 90245

Nicholas Investment Partners, L.P.

6451 El Sicomoro
Rancho Santa Fe, CA 92067

Redwood Investments, LLC

One Gateway Center, Suite 802

Newton, MA 02458

Rice Hall James & Associates

600 West Broadway, Suite 1000

San Diego, CA 92101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6289SA1123

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: January 19, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)